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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
               Act of 1934 Date of Report (Date of earliest event
                          reported) September 18, 2000

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         Delaware                          1-14671              04-3444269
         --------                        ---------              ----------
(State or other Jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                      31 Court Street, Westfield, MA 01085
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         -------------

         On September 18, 2000, Woronoco Bancorp, Inc. (the "Company") issued a press release which announced the completion of its third repurchase plan and its intention to repurchase up to an additional 10% of its 4,616,071 outstanding shares of common stock.

         A press release announcing the stock repurchase is attached as Exhibit 99.1.

Item 7.  Financial Statements and Other Exhibits.
         ----------------------------------------

         Exhibit 99.1 Press Release dated September 18, 2000.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WORONOCO BANCORP, INC.


Dated:  September 19, 2000              By:     /s/ Cornelius D. Mahoney
                                            ------------------------------------
                                            Cornelius D. Mahoney
                                            Chairman of the Board, President and
                                            Chief Executive Officer
                                            (principal executive officer)